UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    June 25, 2019 (June 19, 2019)

KIMBALL INTERNATIONAL, INC.
________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Indiana	0-3279	35-0514506
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1600 Royal Street, Jasper, Indiana	47546-2256
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code   (812) 482-1600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.05 per share	KBAL	The NASDAQ Stock Market LLC
Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On June 19, 2019, the Compensation and Governance Committee (the “Committee”) and the Board of Directors of Kimball International, Inc (the “Company”) approved a new 2019 Annual Cash Incentive Plan (the “ACI Plan”), which will be effective beginning with the Company’s fiscal year 2020 for the Company’s executive officers and will replace the Kimball International, Inc. 2016 Annual Cash Incentive Plan, as amended. The material terms of the ACI Plan are as follows:

•	Eligibility - Executive officers and other employees who are designated as eligible by the Chief Executive Officer or Chief Administrative Officer will be eligible to participate in the ACI Plan.

•
Incentive Criteria - The performance measure(s) and performance targets are set by the Committee at the beginning of the fiscal year and may be based on any one or any combination of business criteria set forth in the ACI Plan.

•
Cash Incentive Amounts - Each participant is assigned a cash incentive target, expressed as a percentage of the participant’s base salary. The ACI Plan also establishes minimum, target and maximum payout levels. Payout under the ACI Plan is capped at 120% of base salary for the Chief Executive Officer and capped at up to 100% of base salary for all other participants.

•
Payment - Payment is made in one installment in August of the following fiscal year. If a participant’s employment is terminated before the payment date, the cash incentive is forfeited unless termination was caused by retirement (as defined in the ACI Plan), death, or permanent disability.

This summary is not intended to be complete and is qualified in its entirety by reference to the ACI Plan which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibit is filed as part of this report:

Exhibit
Number	Description
10.1	Kimball International, Inc. 2019 Annual Cash Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBALL INTERNATIONAL, INC.

By:	/s/ Michelle R. Schroeder
MICHELLE R. SCHROEDER Vice President, Chief Financial Officer
Date: June 25, 2019